AEGON/TRANSAMERICA SERIES TRUST

Great Companies – TechnologySM

Templeton Great Companies Global

Supplement dated October 27, 2006 to the currently effective Prospectus, as previously supplemented

The following information supplements, amends and replaces the information in the Prospectus regarding Great Companies – TechnologySM and Templeton Great Companies Global (each, a “portfolio” and together, the “portfolios”):

At a meeting of shareholders held on October 18, 2006, the shareholders of each portfolio approved investment sub-advisory agreements between Transamerica Fund Advisors, Inc. (“TFAI”), the portfolios’ investment adviser, and Transamerica Investment Management, LLC (“TIM”). Effective October 27, 2006, TIM will replace, on a permanent basis, Great Companies, LLC (“Great Companies”) as the investment sub-adviser of Great Companies – TechnologySM, and as the co-investment sub-adviser of the portion of Templeton Great Companies Global’s portfolio that Great Companies managed. TIM has served as investment sub-adviser/co-investment sub-adviser to the portfolios on an interim basis since August 1, 2006. Effective upon the permanent appointment of TIM, all references to “Great Companies” as the portfolios’ investment sub-adviser in the prospectus are permanently replaced with references to “TIM,” which is located at 1150 South Olive Street, Suite 2700 Los Angeles, California.

Science & Technology: The name of “Great Companies – TechnologySM” is changed to “Science & Technology,” effective October 27, 2006. The portfolio’s investment program also is changed as follows:

The portfolio invests under normal circumstances at least 80% of its assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. TIM will seek to invest the portfolio’s assets in equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company’s intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

The portfolio’s sub-advisory fees will remain unchanged: TIM will receive monthly compensation from TFAI at the annual rate (expressed as a percentage of the portfolio’s average daily net assets) of: 0.35% of the first $250 million of assets; 0.30% of assets over $250 million up to $500 million; and 0.25% of assets over $500 million.

The prospectus disclosure regarding the portfolio management of the portfolio under the caption “Portfolio Managers” is replaced with the following information about TIM’s portfolio managers for the portfolio:

KIRK J. KIM (Lead Portfolio Manager) is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM’s predecessor in 1997, he worked as a securities analyst for the Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the

University of Southern California.

GARY U. ROLLÉ, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM’s predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982 he served as the Chief Investment Officer for SunAmerica and then returned to Transamerica as Chief Investment Officer. Mr. Rollé holds a B.S. in chemistry and economics from the University of California at Riverside.

JOSHUA D. SHASKAN, CFA, is Principal and Portfolio Manager at TIM. He manages accounts in the Small and Small/Mid Cap Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Shaskan served as an Investment Specialist for Wells Fargo Securities. He earned an M.B.A. from UCLA and has 13 years of investment experience.

JEFFREY J. HOO, CFA, is Principal and Portfolio Manager at TIM. Hoo manages sub-advised funds and institutional separate accounts in the Micro Cap Equity discipline. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from UCLA.

Templeton Transamerica Global: The name of “Templeton Great Companies Global” is changed to “Templeton Transamerica Global,” effective October 27, 2006. The portfolio’s investment program is also changed as follows:

The portfolio will invest, under normal circumstances, at least 80% of the portfolio’s assets in the “domestic portfolio” in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM, uses a “bottom-up” approach to investing and builds the portfolio’s portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM’s rigorous research process and stands on its own merits as a premier company. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features - shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

TIM manages the domestic equity component of the portfolio’s holdings. Templeton Investment Counsel, LLC (“Templeton”) will continue to manage the international equity portion of the portfolio’s holdings, which will not be affected by the change.

The portfolio’s sub-advisory fees will remain unchanged: TIM will receive monthly compensation from TFAI at the annual rate (expressed as a percentage of the portfolio’s average daily net assets) of: 0.35% of the first $500 million of assets and 0.30% of the assets over $500 million, less any amount paid to Templeton for Templeton’s co-investment sub-advisory services to the portfolio. Templeton receives sub-advisory fee based on the amount of the average daily assets that it manages: 0.40% of the first $500 million of assets that it manages; 0.375% of assets it manages over $500 million up to $1.5 billion; and 0.35% of assets it manages over $1.5 billion.

The prospectus disclosure regarding portfolio management of the portfolio under the caption “Portfolio Managers” is replaced with the following information about TIM’s portfolio manager for the portfolio:

GARY U. ROLLÉ, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM’s predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982 he served as the Chief Investment Officer for SunAmerica and then returned to

Transamerica as Chief Investment Officer. Mr. Rollé holds a B.S. in chemistry and economics from the University of California at Riverside.

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Great Companies – AmericaSM

The following information supplements, amends and replaces the information in the Prospectus regarding Great Companies – AmericaSM (the “portfolio”):

On October 18, 2006, the shareholders of Great Companies – AmericaSM approved the reorganization of the portfolio into Transamerica Equity (the “acquiring portfolio”), a comparable portfolio, which is currently sub-advised by Transamerica Investment Management, LLC. The reorganization will take place on or about the close of business on October 27, 2006. Under the terms of the reorganization agreement, all shareholders of the portfolio become shareholders of the acquiring portfolio, and the portfolio will be liquidated shortly after the reorganization is consummated. Consequently, effective on or about the close of business on October 27, 2006, shares of the portfolio are no longer offered in this prospectus, and all references to the portfolio are hereby deleted from the prospectus.

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Janus Growth

The following information supplements, amends and replaces the information in the Prospectus regarding Janus Growth (the “portfolio”):

On October 18, 2006, the shareholders of Janus Growth approved the reorganization of the portfolio into Transamerica Equity (the “acquiring portfolio”), a comparable portfolio, which is currently sub-advised by Transamerica Investment Management, LLC. The reorganization will take place on or about the close of business on October 27, 2006. Under the terms of the reorganization agreement, all shareholders of the portfolio become shareholders of the acquiring portfolio, and the portfolio will be liquidated shortly after the reorganization is consummated. Consequently, effective on the close of business on or about October 27, 2006, shares of the portfolio are no longer offered in this prospectus, and all references to the portfolio are hereby deleted from the prospectus.

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Investors Should Retain This Supplement for Future Use